UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2020

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ConnectOne Bancorp, Inc.

(Exact name of registrant as specified in its charter)

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New Jersey	001-11486	52-1273725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Sylvan Avenue

Englewood Cliffs, New Jersey 07632

(Address of Principal Executive Offices) (Zip Code)

(201) 816-8900

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	CNOB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On December 1, 2020, the Registrant appointed Elizabeth Magennis as President of ConnectOne Bank, the Registrant's wholly owned bank subsidiary. Ms. Magennis previously served as the Executive Vice President and Chief Lending Officer of the Bank. The table below sets forth certain information about Ms. Magennis:

Name and Position	Age	Principal Occupation for the Past Five Years	Officer Since	Term Expires

Elizabeth Magennis, President ConnectOne Bank	51	Executive Vice President and Chief Lending Officer, ConnectOne Bank.	2006	N/A(1)

(1) Officers serve at the pleasure of the Board of Directors

There are no arrangements or understandings between Ms. Magennis and any other persons pursuant to which Ms. Magennis was selected as President of ConnectOne Bank. Ms. Magennis has no family relationship with any other director or executive officer of the Registrant, nor with any person nominated or chosen to serve as a director or executive officer of the Registrant. Ms. Magennis is not a director of any company with a class of securities registered pursuant to section 12, of the Securities Exchange Act of 1934, as amended (the "Act"), subject to the requirements of section 15(d) of the Act, or of any company under the Investment Company Act of 1940.

There are no "related party transactions" between Ms. Magennis and the Company or the Bank that require disclosure.

There are no material plans, contracts or other arrangements (or amendments thereto) to which Ms. Magennis is a party, or in which she participates, that was entered into or amended, in connection with Ms. Magennis being appointed as President of ConnectOne Bank. The Registrant is a party to a previously disclosed employment agreement with Ms. Magennis.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1. Press release dated December 1, 2020

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConnectOne Bancorp, Inc.

Date: December 1, 2020	By:	/s/ William S. Burns
William S. Burns
Executive Vice President and Chief Financial Officer